UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 03/07/2011

Unitrin, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One East Wacker Drive, Chicago, IL 60601

(Address of principal executive offices, including zip code)

312-661-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Exhibit 99.1 is a set of slides to be released on March 7, 2011 for presentation at the Raymond James’ 32nd Annual Institutional Investors Conference on Wednesday, March 9, 2011 by two members of the management team of Unitrin, Inc. (the “Company”), Donald Southwell, Chairman, President and Chief Executive Officer, and Dennis Vigneau, Senior Vice President and Chief Financial Officer. The presentation will be webcast live on Unitrin’s website, www.unitrin.com, and available on an archived basis for one year.

The information contained in this Report is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (“Securities Act”), except as expressly stated in such filing.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give expectations or forecasts of future events. The reader can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may” and other words and terms of similar meaning in connection with a discussion of future operating, financial performance or financial condition. Forward-looking statements, in particular, include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this report. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the Company’s actual future results and financial condition.

The reader should review and consider the disclosures made by the Company in its filings with the Securities and Exchange Commission (“SEC”) regarding factors that could affect the Company’s future results and financial condition. This includes the information provided in the Company’s 2010 Annual Report on Form 10-K and subsequent SEC filings under the headings “Caution Regarding Forward-Looking Statements” and “Item 1A., Risk Factors,” as well as any amendments thereto and additional risk factors described in subsequent filings by the Company with the SEC.

The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of subsequent events or developments. The reader is advised to consult any further disclosures the Company makes on related subjects in its filings with the SEC.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Slides for the presentation by Unitrin, Inc. at the Raymond James’ 32nd Annual Institutional Investors Conference on March 9, 2011

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unitrin, Inc.

Date: March 7, 2011	By:	/s/ Dennis R.Vigneau
Dennis R.Vigneau Senior Vice President and Chief Financial Officer